Commitments and Contingencies	12 Months Ended
Jun. 30, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Note 11. Commitments and Contingencies Commitments
As of June 30, 2023, commitments of the Company in the normal course of business in excess of one year were as follows:

	Commitments
	June 30 2024	June 30 2025	June 30 2026	June 30 2027	June 30 2028	Thereafter	Total
Contractual obligations	$11,225	$12,588	$16,276	$39,207	$39,563	$799,225	$918,084
Letters of credit	8,382	—	—	—	—	—	8,382

Total commitments	$19,607	$12,588	$16,276	$39,207	$39,563	$799,225	$926,466

See Note 9. Leases for more information regarding the Company’s contractually obligated minimum lease payments for operating leases having an initial non-cancelable
term in excess of one year for the Company’s venues and various corporate offices. These commitments are presented exclusive of the imputed interest used to reflect the payment’s present value.
See Note 12. Credit Facilities for more information regarding the principal repayments required under the National Properties Facilities.
Delayed Draw Term Loan Facility
On April 20, 2023, a subsidiary of the Company, MSG Entertainment Holdings, LLC (“MSG Entertainment Holdings”), entered into a delayed draw term loan facility (the “DDTL Facility”) with Sphere Entertainment. Pursuant to the DDTL Facility, MSG Entertainment Holdings has committed to lend up to $65,000 in delayed draw term loans to Sphere Entertainment on an unsecured basis until October 20, 2024.
Borrowings under the DDTL Facility will bear interest at a variable rate equal to either, at the option of Sphere Entertainment, (a) a base rate plus an applicable margin, or (b) Term SOFR plus 0.10%, plus an applicable margin. The applicable margin equals the applicable margin under the National Properties Facilities (as defined below), plus 1.00% per annum.
Subject to customary borrowing conditions, the DDTL Facility is drawable in up to six separate borrowings of $5,000 or more. The DDTL Facility is prepayable at any time without penalty and amounts repaid on the DDTL Facility may not be reborrowed. If drawn, Sphere Entertainment has the option to make any payments of principal, interest or fees under the DDTL Facility either in cash or by delivering to MSG Entertainment Holdings shares of MSG Entertainment Class A common stock. If Sphere Entertainment elects to make any payment in the form of MSG Entertainment Class A common stock, the amount of such payment would be calculated based on the dollar volume-weighted average trading price for MSG Entertainment Class A common stock for the 20 trading days ending on the day on which Sphere Entertainment made such election.
The DDTL Facility contains certain representations and warranties and affirmative and negative covenants, including, among others, financial reporting, notices of material events, and limitations on asset dispositions restricted payments, and affiliate transactions.
On July 14, 2023, Sphere Entertainment drew down the full amount of $65,000 under the DDTL Facility. On August 9, 2023, Sphere Entertainment repaid the full principal amount of the DDTL Facility and accrued interest and commitment fees by delivering to 1,923 shares of MSG Entertainment Class A common stock to the Company.
Legal Matters
The Company is a defendant in various lawsuits. Although the outcome of these lawsuits cannot be predicted with certainty (including the extent of available insurance, if any), management does not believe that resolution of these lawsuits will have a material adverse effect on the Company.